                                                                    EXHIBIT 20.1



                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class A-1


Original Principal Balance                                                               222,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS               BALANCE
              Principal Amount of Notes as of Prior Distribution Date                              0.00                   0.000000

              Principal Amount of Notes as of Current Distribution Date                            0.00                   0.000000

                                        Pool Factor                                            0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                          0.00                   0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                       0.00                                       0.000000
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                              0.00                                       0.000000

              Interest Distribution Amount                                     0.00                                       0.000000
                                                                   -----------------

              Current Interest Carryover                                                           0.00                   0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,056,324,242.12

              Overcollateralization Amount                            68,661,075.74

              Servicing Fee                                            1,149,925.00                                       0.766617

              Spread Account                                          10,563,242.42
              Net Change in Spread Account                              (476,036.72)

              Net Collections                                         55,452,802.88

              Aggregate Principal Balance of Delinquent Contracts      5,025,027.15

              Aggregate Excess Spread Amount                          13,351,299.64
              Total Initial Spread Deposit Repayment                 (13,351,299.64)
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class A-2

Original Principal Balance                                                               555,000,000.00



                                                                                                                    PER $1000
                                                                                                                    ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                    361,658,861.15                651.637588

              Principal Amount of Notes as of Current Distribution Date                  323,133,209.15                582.221998

                                        Pool Factor                                            0.582222

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount             38,525,652.00                                     69.415589
              Plus: Prior Principal Carryover                                  0.00                                      0.000000
                                                                   -----------------
              Total Principal Distributable Amount                    38,525,652.00                                     69.415589

              Principal Distribution Amount                           38,525,652.00                                     69.415589
                                                                   -----------------

              Current Principal Carryover                                                          0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 455,087.40                                      0.819977
              Plus: Prior Interest Carryover                                   0.00                                      0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        455,087.40                                      0.819977

              Interest Distribution Amount                               455,087.40                                      0.819977
                                                                   -----------------

              Current Interest Carryover                                                           0.00                  0.000000


                                                                                                                 BA9 - SUM OF(4:6)
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL

              Aggregate Principal Balance                          1,056,324,242.12

              Overcollateralization Amount                            68,661,075.74

              Servicing Fee                                            1,149,925.00                                      0.766617

              Spread Account                                          10,563,242.42
              Net Change in Spread Account                              (476,036.72)

              Net Collections                                         55,452,802.88

              Aggregate Principal Balance of Delinquent Contracts      5,025,027.15

              Aggregate Excess Spread Amount                          13,351,299.64
              Total Initial Spread Deposit Repayment                 (13,351,299.64)
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class A-3



Original Principal Balance                                                               200,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS               BALANCE
              Principal Amount of Notes as of Prior Distribution Date                    200,000,000.00                1000.000000

              Principal Amount of Notes as of Current Distribution Date                  200,000,000.00                1000.000000

                                        Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                          0.00                   0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 365,000.00                                       1.825000
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        365,000.00                                       1.825000

              Interest Distribution Amount                               365,000.00                                       1.825000
                                                                   -----------------

              Current Interest Carryover                                                           0.00                   0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,056,324,242.12

              Overcollateralization Amount                            68,661,075.74

              Servicing Fee                                            1,149,925.00                                       0.766617

              Spread Account                                          10,563,242.42
              Net Change in Spread Account                              (476,036.72)

              Net Collections                                         55,452,802.88

              Aggregate Principal Balance of Delinquent Contracts      5,025,027.15

              Aggregate Excess Spread Amount                          13,351,299.64
              Total Initial Spread Deposit Repayment                 (13,351,299.64)
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class A-4



Original Principal Balance                                                               331,750,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS               BALANCE
              Principal Amount of Notes as of Prior Distribution Date                    331,750,000.00                1000.000000

              Principal Amount of Notes as of Current Distribution Date                  331,750,000.00                1000.000000

                                        Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                          0.00                   0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 776,847.92                                       2.341667
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        776,847.92                                       2.341667

              Interest Distribution Amount                               776,847.92                                       2.341667
                                                                   -----------------

              Current Interest Carryover                                                           0.00                   0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,056,324,242.12

              Overcollateralization Amount                            68,661,075.74

              Servicing Fee                                            1,149,925.00                                       0.766617

              Spread Account                                          10,563,242.42
              Net Change in Spread Account                              (476,036.72)

              Net Collections                                         55,452,802.88

              Aggregate Principal Balance of Delinquent Contracts      5,025,027.15

              Aggregate Excess Spread Amount                          13,351,299.64
              Total Initial Spread Deposit Repayment                 (13,351,299.64)
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class B-1


Original Principal Balance                                                                56,250,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS               BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     46,254,579.61                 822.303638

              Principal Amount of Notes as of Current Distribution Date                   44,259,985.74                 786.844191

                                        Pool Factor                                            0.786844

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount              1,994,593.87                                      35.459447
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                     1,994,593.87                                      35.459447

              Principal Distribution Amount                            1,994,593.87                                      35.459447
                                                                   -----------------

              Current Principal Carryover                                                          0.00                   0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                  90,196.43                                       1.603492
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                         90,196.43                                       1.603492

              Interest Distribution Amount                                90,196.43                                       1.603492
                                                                   -----------------

              Current Interest Carryover                                                           0.00                   0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,056,324,242.12

              Overcollateralization Amount                            68,661,075.74

              Servicing Fee                                            1,149,925.00                                       0.766617

              Spread Account                                          10,563,242.42
              Net Change in Spread Account                              (476,036.72)

              Net Collections                                         55,452,802.88

              Aggregate Principal Balance of Delinquent Contracts      5,025,027.15

              Aggregate Excess Spread Amount                          13,351,299.64
              Total Initial Spread Deposit Repayment                 (13,351,299.64)
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class C-1



Original Principal Balance                                                                63,750,000.00



                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS                 BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     52,436,575.94                   822.534525

              Principal Amount of Notes as of Current Distribution Date                   50,175,401.50                   787.065122

                                        Pool Factor                                            0.787065

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount              2,261,174.44                                        35.469403
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   -----------------
              Total Principal Distributable Amount                     2,261,174.44                                        35.469403

              Principal Distribution Amount                            2,261,174.44                                        35.469403
                                                                   -----------------

              Current Principal Carryover                                                          0.00                     0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 108,805.90                                         1.706759
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        108,805.90                                         1.706759

              Interest Distribution Amount                               108,805.90                                         1.706759
                                                                   -----------------

              Current Interest Carryover                                                           0.00                     0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

              Aggregate Principal Balance                          1,056,324,242.12

              Overcollateralization Amount                            68,661,075.74

              Servicing Fee                                            1,149,925.00                                         0.766617

              Spread Account                                          10,563,242.42
              Net Change in Spread Account                              (476,036.72)

              Net Collections                                         55,452,802.88

              Aggregate Principal Balance of Delinquent Contracts      5,025,027.15

              Aggregate Excess Spread Amount                          13,351,299.64
              Total Initial Spread Deposit Repayment                 (13,351,299.64)
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class D-1




Original Principal Balance                                                                48,750,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS               BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     40,072,583.29                 822.001709

              Principal Amount of Notes as of Current Distribution Date                   38,344,569.99                 786.555282

                                        Pool Factor                                            0.786555

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount              1,728,013.30                                      35.446427
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                     1,728,013.30                                      35.446427

              Principal Distribution Amount                            1,728,013.30                                      35.446427
                                                                   -----------------

              Current Principal Carryover                                                          0.00                   0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 105,858.41                                       2.171455
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        105,858.41                                       2.171455

              Interest Distribution Amount                               105,858.41                                       2.171455
                                                                   -----------------

              Current Interest Carryover                                                           0.00                   0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,056,324,242.12

              Overcollateralization Amount                            68,661,075.74

              Servicing Fee                                            1,149,925.00                                       0.766617

              Spread Account                                          10,563,242.42
              Net Change in Spread Account                              (476,036.72)

              Net Collections                                         55,452,802.88

              Aggregate Principal Balance of Delinquent Contracts      5,025,027.15

              Aggregate Excess Spread Amount                          13,351,299.64
              Total Initial Spread Deposit Repayment                 (13,351,299.64)
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================